UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


                  Date of Report:  April 13, 2006
                 (Date of earliest event reported)


                      COGNITRONICS CORPORATION
       (Exact name of registrant as specified in its charter)


       New York               1-8496          13-1953544
     (State of             (Commission      (IRS Employer
    Incorporation)         File Number     Identification No.)


   3 Corporate Drive, Danbury, CT                  06810
(Address of principal executive offices)        (Zip Code)

                           203 830-3400
                  (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










 Item 1.01.    Entry into a Material Definitive Agreement

On April 13, 2006, our Compensation Committee approved salary increases and discretionary bonuses to executive officers. The salary increases were as follows: $36,000 to $336,000 for Brian J. Kelley, President and Chief Executive Officer; $25,000 to $190,000 for Kenneth G. Brix, Vice President Sales; $20,000 to $160,000 Garrett Sullivan, Treasurer and Chief Financial Officer; and $21,000 to $130,000 for Emmanuel Zizzo Vice President Operations. The discretionary bonuses were as follows $60,000 to Brian J. Kelley, President and Chief Executive Officer; $30,000 to Kenneth G. Brix, Vice President Sales; $30,000 to Garrett Sullivan, Treasurer and Chief Financial Officer; $10,000 to Emmanuel Zizzo, Vice President Operations; and $10,000 to Harold F. Mayer, Secretary.

                             SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               COGNITRONICS CORPORATION


Date:  April 14, 2006                         By:  /s/ Garrett Sullivan
                                                 -----------------------
                                             Garrett Sullivan, Treasurer
                                             and Chief Financial Officer